UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 31, 2008
 (Date of earliest event reported)

LaserCard Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-06377	77-0176309
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1875 N. Shoreline Boulevard, Mountain View, California 94043
(Addresses of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 969-4428

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

 Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Signatures

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Registrant’s Form 8-K dated November 28, 2007 (which was filed on November 29, 2008), on November 28, 2007, Richard M. Haddock, President, Chief Executive Officer, and Director, retired from his position at Registrant by resigning as an employee, officer, and director of Registrant and its subsidiaries effective on the first to occur of (a) the date that Registrant  recruits and hires a replacement CEO who determines that s/he has received the full-time transition assistance from Mr. Haddock that s/he desires and (b) March 31, 2008 (the “Retirement Date”).  Since the Company has not yet recruited a replacement CEO, the Retirement Date became March 31, 2008, and Mr. Haddock’s resignation has now become effective.

As also described in that Form 8-K, Chairman of the Board of Directors Bernard C. Bailey began playing a more active role in certain operational activities of the Registrant in order to help effect a smooth transition as Mr. Haddock approached his retirement.  Mr. Bailey has now agreed to become interim CEO while the Company continues to recruit a longer-term replacement CEO for Mr. Haddock.

Mr. Bailey, 54, formerly was President, CEO and Director, Nasdaq-listed Viisage Technology, Inc. (identity solutions for security credentials) from August 2002 through August, 2006. Previously, from January 2001 through August 2002, Mr. Bailey served as the Chief Operating Officer of Art Technology Group (software). Between April 1984 and January 2001, Mr. Bailey served in various capacities at IBM Corporation, including several executive positions. A graduate of the U.S. Naval Academy, Mr. Bailey served for eight years as an officer in the US Navy. Mr. Bailey has been a director of Telos Corp. (information technology solutions and services) since October, 2006.

As Registrant’s interim CEO, Mr. Bailey, like Registrant’s other  executive officers, serves at the pleasure of the Board of directors and holds office until his successor is elected and qualified or until he resigns or is removed.  Mr. Bailey remains as Registrant’s Chairman of the Board and as a member of its board of directors.  Mr. Bailey, however, has resigned from the Compensation Committee of the Board but remains as Chairman of the Corporate Strategy Committee of the Board.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized on the 2nd day of April, 2008.

LaserCard Corporation
(Registrant)

By:  /s/ Bernard C. Bailey
Bernard C. Bailey
Chairman of the Board and Chief Executive Officer